                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                May 15, 2003

                       PRECISION OPTICS CORPORATION, INC.

                    -----------------------------------------

             (Exact name of registrant as specified in its charter)

Massachusetts                         001-10647             04-2795294
-------------                       --------------        ---------------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
of incorporation or organization)    File Number)         Identification No.)

                 22 East Broadway, Gardner, Massachusetts 01440
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 630-1800

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Item 7. Financial Statements and Exhibits.

         (c) Exhibits

Exhibit Number                         Title
--------------                         -----
  99.1                                 Press Release, dated May 15, 2003


Item 9. Regulation FD Disclosure (Information Provided Under Item 12, Disclosure of Results of Operations and Financial Condition).

         The information contained in this Item 9 is furnished pursuant to
Item 12 of Form 8-K, Results of Operations and Financial Condition, and is included under Item 9 in accordance with SEC Release No. 33-8216.

         On May 15, 2003 the Registrant issued the press release attached as
Exhibit 99.1 announcing operating results on an unaudited basis for the third quarter and nine months of fiscal year 2003 ended March 31, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PRECISION OPTICS CORPORATION, INC.

Date: May 15, 2003               By: /s/ Jack P. Dreimiller
                                     ------------------------------------------
                                     Name: Jack P. Dreimiller
                                     Title: Senior Vice President, Finance and
                                            Chief Financial Officer